UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21724

AGIC International & Premium Strategy Fund
(Exact name of registrant as specified in charter)

1633 Broadway, New York, New York			10019
(Address of principal executive offices)			(Zip code)

Lawrence G. Altadonna – 1633 Broadway, New York, New York 10019
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-739-3371

Date of fiscal year end:	February 28, 2013

Date of reporting period:	August 31, 2012

ITEM 1: REPORT TO SHAREHOLDERS

August 31, 2012

AGIC International & Premium Strategy Fund

Contents

Letter to Shareholders	2-3

Fund Insights	4-5

Performance & Statistics	6

Schedule of Investments	7-11

Statement of Assets and Liabilities	12

Statement of Operations	13

Statement of Changes in Net Assets	14

Notes to Financial Statements	15-20

Financial Highlights	21

Annual Shareholder Meeting Results/ Proxy Voting Policies & Procedures	22

Matter Relating to the Trustees’ Consideration of the Investment Management and Portfolio Management Agreements	23-25

8.31.12 | AGIC International & Premium Strategy Fund Semi-Annual Report 1

Dear Shareholder:

Global stock markets struggled during the fiscal six-month reporting period ended August 31, 2012. The fiscal crisis in the European Union (“E.U.”) worsened and Britain fell into a new recession. In Asia, the Chinese and Indian economies, recent engines of global growth, contracted while the Japanese yen acted as an economic headwind. These difficulties contributed to declining growth in the United States.

Six Month Review through August 31, 2012

For the six-month reporting period ended August 31, 2012, AGIC International & Premium Strategy Fund (the “Fund”) returned -5.35% on net asset value (“NAV”) and 4.26% on market price. The unmanaged MSCI Europe Australasia and Far East Index, generally representative of stocks in developed countries outside the U.S., declined 4.00% in U.S. dollar terms. The Standard & Poor’s 500 Index, an unmanaged index, generally representative of the U.S. stock market, rose 4.14% and the Barclays Credit Investment Grade Index returned 3.64% during the six-month period.

The E.U.’s ongoing sovereign debt crisis was the largest headwind for global markets. Bailouts of Greece, Spain, Ireland and Portugal have not appeared to bring relief. Unemployment in the euro zone reached 11.3% in July 2012, and the leadership of several governments, notably France, have left office. According to the Organization for Economic Cooperation and Development, the economy of the E.U.’s strongest member, Germany, is slowing. The German economy grew at an annual pace of 0.3% between April and June 2012, according to Eurostat, but this “was no longer strong enough” to keep the E.U.’s economy from faltering, noted an analyst report from Commerzbank.

Hans W. Kertess Chairman Brian S. Shlissel President & CEO

Ongoing austerity measures took a toll on the British economy, where nearly one-third of the Fund’s assets were invested at the end of the six-month period. During the second quarter of 2012, Britain’s third consecutive declining quarter, gross domestic product (“GDP”), the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, registered at 0.7% annually. Britain is currently experiencing a so-called “double-dip” recession, which news reports indicate is the longest since 1955.

2	AGIC International & Premium Strategy Fund Semi-Annual Report | 8.31.12

Positioned to Face Today’s Challenges

After the close of the fiscal reporting period, the European Central Bank announced an “unlimited” plan to purchase bonds with maturities of less than three years. This is seen as the latest, and by many measures, the largest, effort to stabilize the euro zone’s economy.

The E.U crisis has had an adverse effect on the global economy. The U.S., which sends approximately one-fifth of its exports to Europe, experienced a subsequent slowdown from declining demand of its goods and services. China has experienced a similar situation. These economic slowdowns further fueled the European crisis due to the tight linked nature of the economies.

In addition, the U.S. and China have their own economic issues which further contributed to the global slowdown. These are unresolved disputes regarding future levels of taxes and spending in the U.S.; and in China, interest rates have risen in an effort to contain inflation.

Receive this report electronically and eliminate paper mailings. To enroll, go to www.allianzinvestors.com/ edelivery.

For specific information on the Fund and its performance, please refer to the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Fund’s shareholder servicing agent at (800) 254-5197. In addition, a wide range of information and resources is available on our website, www.allianzinvestors.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Fund’s investment manager, and Allianz Global Investors Capital LLC, the Fund’s sub-adviser, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess	Brian S. Shlissel
Chairman	President & Chief Executive Officer

8.31.12 | AGIC International & Premium Strategy Fund Semi-Annual Report 3

AGIC International & Premium Strategy Fund Fund Insights

August 31, 2012 (unaudited)

For the period of March 1, 2012, through August 31, 2012 as provided by Kunal Ghosh, Portfolio Manager.

For the fiscal six-month period ended August 31, 2012, the AGIC International & Premium Strategy Fund (the “Fund”) returned -5.35% on net asset value (“NAV”) and 4.26% on market price.

During the reporting period, international equities declined as high levels of volatility and macroeconomic uncertainty took hold over fundamentals. Specifically, the continued European sovereign debt concerns drove stock performance and contributed to the risk on/risk off environment. As a result, equity indices in the United States, non-U.S., and emerging markets moved in tandem. The reporting period was a tale of two halves, with markets declining in March, April and particularly in May, as macroeconomic risks in Europe and concerns of slowing growth in China stalled the earlier market rally. Increased investor sentiment then lifted equities during the light summer trading volumes in June, July and August. Investors focused on higher prospects and the perception that markets were undervalued amid speculation that the U.S. Federal Reserve and the European Central Bank (“ECB”) would launch additional rounds of quantitative easing.

The Chicago Board Options Exchange Volatility Index (“VIX”) started the period at approximately 18.0 and continued to decline into March. The index rose sharply into June corresponding to European macro fears and weak U.S. economic statistics. After peaking just below 28.0 in June, the VIX trended lower during the remainder of the reporting period.

Portfolio specifics

Within the international sleeve, stock selection was challenging given the persistent equity volatility which impacted results on both a sector and country basis. From a sector perspective, a relative overweight allocation and stock selection within Industrials detracted from results. Stock specific performance in marine, construction and engineering industries were the primary source of underperformance in the sector. Investors preferred

4	AGIC International & Premium Strategy Fund Semi-Annual Report | 8.31.12

AGIC International & Premium Strategy Fund Fund Insights

August 31, 2012 (unaudited) (continued)

defensive stocks over cyclical shares, with a relative underweight allocation to Consumer Staples detracting from performance. Stockpicking in the Information Technology sector also detracted. Conversely, stock selection in Energy and Utilities sectors added to semiannual results. From a country standpoint, bottom-up stock selection in Australia detracted from performance. Selections in the larger index weights, including Japan, Germany, and France also offset results due to stockpicking. Meanwhile, the combination of an overweight allocation and positive selections in the United Kingdom added to results. Stockpicking in Sweden and Norway also contributed, as countries less exposed to the euro zone outperformed. No international options were written during the reporting period.

International Outlook

With the quarterly earnings season drawing to a close, focus should return to macro issues. A barrage of high-level events are on the docket for September, including central bank meetings in the U.S., Japan and Europe, a ruling in Germany on the constitutionality of the region’s new bailout fund and an external review of Greek austerity progress and aid deployment. Potential volatility is above normal. The expectation is that the Euro crisis is entering a decisive phase and that regional GDP will contract for the remainder of this year. ECB President Mario Draghi may move toward open-ended intervention in distressed sovereign bond markets without subordination. While investors remain relatively favorable on Asia, economic activity in Japan may weaken further as fiscal stimulus peaks and corporate profitability softens amid slow global sales. In this time of economic uncertainty, we are focusing on quality companies with sustainable earnings power and higher return to shareholders. Our focus on these companies benefiting from positive, sustainable change should continue to drive performance over the economic cycle.

8.31.12 | AGIC International & Premium Strategy Fund Semi-Annual Report 5

AGIC International & Premium Strategy Fund
Performance & Statistics

August 31, 2012 (unaudited)

Total Return(1):	Market Price	NAV
Six Month	4.26%	-5.35%
1 Year	4.83%	-2.88%
5 Year	-2.43%	-5.06%
Commencement of Operations (4/29/05) to 8/31/12	2.61%	2.10%

Market Price/NAV Performance:	Market Price/NAV:
Commencement of Operations (4/29/05) to 8/31/12	Market Price	$10.77
	NAV	$10.30
	Premium to NAV	4.56%
	Market Price Yield(2)	4.42%
	Allocation of Investment by Country (as a % of net assets)

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all income dividends, capital gain and return of capital distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Total return for a period of less than one year is not annualized. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets less liabilities divided by the number of shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized June 2012 quarterly per share dividend (comprised of net investment income and gains from options premiums and sale of portfolio securities, if any) payable to shareholders by the market price per share at August 31, 2012.

6	AGIC International & Premium Strategy Fund Semi-Annual Report | 8.31.12

AGIC International & Premium Strategy Fund Schedule of Investments

August 31, 2012 (unaudited)

Shares		Value
COMMON STOCK – 98.2%

Australia – 6.2%
55,687	BHP Billiton Ltd.	$1,843,939
61,720	CSL Ltd.	2,840,597
189,217	Downer EDI Ltd. (b)	699,809
18,601	Newcrest Mining Ltd.	481,496
9,801	Rio Tinto Ltd.	503,346
		6,369,187
Belgium – 0.9%
27,391	Euronav NV (b)	159,339
25,259	Tessenderlo Chemie NV	724,676
		884,015
China – 0.1%
465,000	Real Nutriceutical Group Ltd.	128,443
Denmark – 0.6%
9,950	FLSmidth & Co. A/S	557,103
4,800	Vestas Wind Systems A/S (b)	33,328
		590,431
Finland – 1.0%
178,126	Nokia Oyj	502,432
13,200	Nokian Renkaat Oyj	518,080
		1,020,512
France – 5.9%
19,616	Alstom S.A.	696,936
27,495	BNP Paribas S.A.	1,189,987
9,219	Electricite de France S.A.	187,499
118,394	France Telecom S.A.	1,634,896
14,943	Peugeot S.A. (b)	112,761
36,497	Total S.A.	1,819,620
22,107	Vivendi S.A.	432,663
		6,074,362
Germany – 6.4%
11,500	Aixtron SE	168,879
17,065	Bayer AG	1,321,506
21,187	Daimler AG	1,036,275
15,459	Deutsche Boerse AG	796,872
38,991	E.ON AG	894,827
34,176	K&S AG	1,668,890
16,213	RWE AG	678,645
		6,565,894
Greece – 0.0%
29,019	National Bank of Greece S.A. (b)	50,961
Hong Kong – 3.2%
425,000	Cathay Pacific Airways Ltd.	696,054
180,000	Hang Lung Group Ltd.	1,130,501
159,500	Kerry Properties Ltd.	762,682
586,000	New World Development Ltd.	732,403
		3,321,640

8.31.12 | AGIC International & Premium Strategy Fund Semi-Annual Report 7

AGIC International & Premium Strategy Fund Schedule of Investments

August 31, 2012 (unaudited) (continued)

Shares		Value
Ireland – 0.0%
48,618	Permanent TSB Group Holdings PLC (b)	$1,468
Italy – 2.3%
271,908	Enel SpA	894,517
66,956	Eni SpA	1,477,365
		2,371,882
Japan – 17.0%
10,500	Astellas Pharma, Inc.	514,149
88,500	Daiei, Inc. (b)	196,137
19,700	Daiichi Sankyo Co., Ltd.	326,223
29,500	Daikin Industries Ltd.	789,207
8,600	East Japan Railway Co.	577,354
138,000	Hino Motors Ltd.	957,114
3,200	Japan Tobacco, Inc.	97,028
133,000	Kawasaki Kisen Kaisha Ltd. (b)	179,343
119	KDDI Corp.	853,668
64,000	Kinden Corp.	398,972
34,000	Kirin Holdings Co., Ltd.	425,029
147,000	Mitsui OSK Lines Ltd.	370,449
27,300	Mitsumi Electric Co., Ltd. (b)	158,242
22,000	Nikon Corp.	610,695
1,300	Nintendo Co., Ltd.	146,625
48,700	Nippon Telegraph & Telephone Corp.	2,258,146
450,000	Nippon Yusen KK	913,918
282	NTT DoCoMo, Inc.	480,414
81,900	Resona Holdings, Inc.	320,577
36,200	Sankyo Co., Ltd.	1,676,534
36,500	Shima Seiki Manufacturing Ltd.	499,160
545,900	Sojitz Corp.	734,265
87,500	Sumitomo Corp.	1,164,699
16,700	Sumitomo Mitsui Financial Group, Inc.	520,135
29,200	Tokai Rika Co., Ltd.	438,783
48,300	Toyota Motor Corp.	1,920,653
		17,527,519
Norway – 5.6%
232,600	DnB ASA	2,670,664
63,200	Yara International ASA	3,090,011
		5,760,675
Singapore – 0.8%
99,000	Singapore Airlines Ltd.	847,251
Spain – 5.7%
5,517	ACS Actividades de Construcciones y Servicios S.A.	109,437
260,361	Banco Santander S.A.	1,852,686
162,409	Iberdrola S.A.	643,221
226,669	Mapfre S.A.	549,154
216,087	Telefonica S.A.	2,730,844
		5,885,342

8	AGIC International & Premium Strategy Fund Semi-Annual Report | 8.31.12

AGIC International & Premium Strategy Fund Schedule of Investments

August 31, 2012 (unaudited) (continued)

Shares		Value
Sweden – 1.6%
95,400	Nordea Bank AB	$880,355
20,850	Oriflame Cosmetics S.A. SDR	726,238
		1,606,593
Switzerland – 9.7%
101,818	ABB Ltd. (b)	1,766,294
6,148	Nestle S.A.	381,936
12,695	Roche Holdings AG	2,307,868
1,640	Swatch Group AG	670,009
3,892	Syngenta AG	1,314,041
14,565	Zurich Insurance Group AG (b)	3,495,855
		9,936,003
United Kingdom – 31.2%
32,097	Anglo American PLC	891,347
56,269	BAE Systems PLC	284,473
98,123	Barclays PLC	285,571
67,080	BHP Billiton PLC	1,963,181
302,677	BP PLC	2,123,136
36,306	British American Tobacco PLC	1,902,761
17,062	Cookson Group PLC	162,138
12,796	GlaxoSmithKline PLC	290,036
53,500	ICAP PLC	269,920
26,250	Imperial Tobacco Group PLC	1,024,142
665,456	Old Mutual PLC	1,757,731
22,080	Rio Tinto PLC	963,996
13,344	Royal Bank of Scotland Group PLC (b)	47,941
76,148	Royal Dutch Shell PLC, Class A	2,663,993
64,079	Class B	2,311,756
265,208	Stagecoach Group PLC	1,208,263
88,325	Standard Chartered PLC	1,950,900
227,246	Standard Life PLC	957,043
127,149	Unilever PLC	4,569,753
1,536,950	Vodafone Group PLC	4,432,495
462,495	WM Morrison Supermarkets PLC	2,054,211
		32,114,787
Total Common Stock (cost-$194,165,107)		101,056,965

PREFERRED STOCK – 0.5%
Germany – 0.5%
23,486	ProSiebenSat.1 Media AG (cost-$782,459)	564,236

8.31.12 | AGIC International & Premium Strategy Fund Semi-Annual Report 9

AGIC International & Premium Strategy Fund Schedule of Investments

August 31, 2012 (unaudited) (continued)

Principal Amount (000s)	Value
Repurchase Agreements – 1.0%
$1,052	State Street Bank & Trust Co., dated 8/31/12, 0.01%, due 9/4/12, proceeds $1,052,001; collateralized by Freddie Mac Notes, 3.00%, due 8/1/19, valued at $1,075,820 including accrued interest (cost-$1,052,000)	$1,052,000
Total Investments (cost-$195,999,566) (a) – 99.7%	102,673,201
Other assets less liabilities – 0.3%	260,821
Net Assets – 100.0%	$102,934,022

Notes to Schedule of Investments:
(a)

Securities with an aggregate value of $101,619,733, representing 98.7% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b)	Non-income producing.

Glossary:
SDR - Swedish Depository Receipt
The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets as of August 31, 2012 were as follows:

Oil, Gas & Consumable Fuels	10.3%
Commercial Banks	9.5
Diversified Telecommunication Services	6.9
Chemicals	6.6
Insurance	6.6
Metals & Mining	6.5
Wireless Telecommunication Services	5.6
Food Products	4.8
Pharmaceuticals	4.6
Automobiles	3.0
Tobacco	2.9
Biotechnology	2.8
Real Estate Management & Development	2.6
Electric Utilities	2.5
Electrical Equipment	2.4
Leisure Equipment & Products	2.2
Food & Staples Retailing	2.0
Trading Companies & Distributors	1.8
Road & Rail	1.7
Airlines	1.5
Marine	1.4
Machinery	1.4
Construction & Engineering	1.0
Repurchase Agreements	1.0
Auto Components	0.9
Personal Products	0.8
Building Products	0.8
Financial Services	0.8

10	AGIC International & Premium Strategy Fund Semi-Annual Report | 8.31.12 | See accompanying Notes to Financial Statements.

AGIC International & Premium Strategy Fund Schedule of Investments

August 31, 2012 (unaudited) (continued)

Commercial Services & Supplies	0.7%
Multi-Utilities	0.7
Textiles, Apparel & Luxury Goods	0.6
Media	0.5
Communications Equipment	0.5
Beverages	0.4
Aerospace & Defense	0.3
Capital Markets	0.3
Multiline Retail	0.2
Semiconductors & Semiconductor Equipment	0.2
Industrial Conglomerates	0.2
Electronic Equipment, Instruments & Components	0.2
Software	0.1
Other assets less liabilities	0.2
100.0%

AGIC International & Premium Strategy Fund See accompanying Notes to Financial Statements. | 8.31.12 | Semi-Annual Report	11

AGIC International & Premium Strategy Fund

Statement of Assets and Liabilities

August 31, 2012 (unaudited)

Assets:
Investments, at value (cost-$195,999,566)	$102,673,201
Cash	1,303
Dividends and interest receivable (net of foreign withholdings tax)	282,573
Tax reclaims receivable	140,057
Prepaid expenses	14,585
Total Assets	103,111,719

Liabilities:
Investment management fee payable	83,047
Accrued expenses	94,650
Total Liabilities	177,697
Net Assets	$102,934,022

Composition of Net Assets:
Common Shares:
Par value ($0.00001 per share, applicable to 9,991,367 shares issued and outstanding)	$100
Paid-in-capital in excess of par	202,775,578
Dividends in excess of net investment income	(5,543,450)
Accumulated net realized loss	(966,052)
Net unrealized depreciation of investments and foreign currency transactions	(93,332,154)
Net Assets	$102,934,022
Net Asset Value Per Share	$10.30

12	AGIC International & Premium Strategy Fund Semi-Annual Report	| 8.31.12 | See accompanying Notes to Financial Statements.

AGIC International & Premium Strategy Fund

Statement of Operations

Six Months ended August 31, 2012 (unaudited)

Investment Income:
Dividends (net of foreign withholding taxes of $277,966)	$3,141,408
Interest	87
Total Investment Income	3,141,495

Expenses:
Investment management fees	523,785
Custodian and accounting agent fees	78,770
Shareholder communications	33,459
Audit and tax services	33,149
Transfer agent fees	16,411
New York Stock Exchange listing fees	12,750
Trustees’ fees and expenses	6,740
Insurance expense	2,198
Miscellaneous	2,141
Total expenses	709,403
Less: investment management fees waived	(8,568)
Net expenses	700,835

Net Investment Income	2,440,660

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	95,334
Foreign currency transactions	(40,803)
Net change in unrealized appreciation/depreciation of: Investments	(8,820,974)
Foreign currency transactions	(4,724)
Net realized and change in unrealized loss on investments and foreign currency transactions	(8,771,167)
Net Decrease in Net Assets Resulting from Investment Operations	$(6,330,507)

See accompanying Notes to Financial Statements. | 8.31.12 |	AGIC International & Premium Strategy Fund Semi-Annual Report	13

AGIC International & Premium Strategy Fund
Statement of Changes in Net Assets

	Six Months ended August 31, 2012 (unaudited)	Year ended February 29, 2012
Investment Operations:
Net investment income	$2,440,660	$3,798,574
Net realized gain (loss) on investments and foreign currency transactions	54,531	(155,397)
Net change in unrealized appreciation/depreciation of investments and foreign currency transactions	(8,825,698)	(16,615,640)
Net decrease in net assets resulting from investment operations	(6,330,507)	(12,972,463)

Dividends and Distributions to Shareholders from:
Net investment income	(7,984,110)	(3,760,477)
Net realized gains	–	(629,469)
Return of capital	–	(11,553,487)
Total dividends and distributions to shareholders	(7,984,110)	(15,943,433)

Common Share Transactions:
Reinvestment of dividends and distributions	111,369	419,738
Total decrease in net assets	(14,203,248)	(28,496,158)

Net Assets:
Beginning of period	117,137,270	145,633,428
End of period (dividends in excess of net investment income of $(5,554,341) and $0, respectively)	$102,934,022	$117,137,270

Shares Issued in Reinvestment of Dividends and Distributions	11,229	30,977

14	AGIC International & Premium Strategy Fund Semi-Annual Report	| 8.31.12 | See accompanying Notes to Financial Statements.

AGIC International & Premium Strategy Fund Notes to Financial Statements

August 31, 2012 (unaudited)

1. Organization and Significant Accounting Policies

AGIC International & Premium Strategy Fund (the “Fund”) was organized as a Massachusetts business trust on February 24, 2005. Prior to commencing operations on April 29, 2005, the Fund had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company registered under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended. Allianz Global Investors Fund Management LLC (the “Investment Manager”) serves as the Fund’s investment manager and is an indirect, wholly-owned subsidiary of Allianz Asset Management of America L.P. (“AAM”). AAM is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. The Fund has authorized an unlimited amount of common shares with $0.00001 par value.

The Fund’s primary investment objective is to seek total return comprised of current income, current gains and long-term capital appreciation. Under normal market conditions the Fund pursues its investment objective by investing in a diversified portfolio of equity securities of companies located outside of the United States. The Fund will also employ a strategy of writing (selling) call options on stocks held in the international equity portfolio and on equity indexes in an attempt to generate gains from option premiums. There can be no assurance that the Fund will meet its stated objective.

The preparation of the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Fund’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

In December 2011, the Financial Accounting Standards Board issued an Accounting Standards Update No. 2011-11, “Disclosures About Offsetting Assets and Liabilities”, which requires enhanced disclosures that will enable users to evaluate the effect or potential effect of netting arrangements on an entity’s financial position, including the effect or potential effect of rights of setoff associated with certain financial instruments and derivative instruments. The amendments are effective for fiscal years beginning on or after January 1, 2013. The Fund’s management is currently evaluating the effect that the guidance may have on the Fund’s financial statements.

The following is a summary of significant accounting policies consistently followed by the Fund:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. The Fund’s investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities and other financial derivative instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Investment Manager and Allianz Global Investors Capital LLC ( the “Sub-Adviser”), an affiliate of the Investment Manager. The Valuation Committee was established to oversee the implementation of the Fund’s valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Sub-Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Sub-Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

If third party evaluated vendor pricing is neither available nor deemed to be reliable of fair value, the Sub-Adviser may elect to obtain market quotations (“broker quotes”) directly from broker-dealers.

8.31.12 | AGIC International & Premium Strategy Fund Semi-Annual Report	15

AGIC International & Premium Strategy Fund Notes to Financial Statements

August 31, 2012 (unaudited)

1. Organization and Significant Accounting Policies (continued)

Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold, and these differences could be material to the Fund’s financial statements. The Fund’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

The prices of certain portfolio securities or financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair-valuing the securities, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time the Fund’s NAV is calculated. With respect to certain foreign securities, the Fund may fair-value securities using modeling tools provided by third-party vendors. The Fund has retained a statistical research service to assist in the determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Fund for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements. Fair value pricing may require subjective determinations about the value of a security or other assets, and fair values used to determine the Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by the Fund.

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1 – quoted prices in active markets for identical investments that the Fund has the ability to access
•

Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

•

Level 3 – valuations based on significant unobservable inputs (including the Sub-Adviser’s or Valuation Committee’s own assumptions and single broker quotes in determining the fair value of investments)

The inputs or methodology used for valuing securities is not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with Generally Accepted Accounting Principles (“GAAP”).

Equity Securities (Common and Preferred Stock) — Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Option Contracts — Option contracts traded over the counter (“OTC”) are valued by independent pricing services based on pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price.

16	AGIC International & Premium Strategy Fund Semi-Annual Report | 8.31.12

AGIC International & Premium Strategy Fund Notes to Financial Statements

August 31, 2012 (unaudited)

1. Organization and Significant Accounting Policies (continued)

To the extent that these inputs are observable, the values of OTC option contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

The valuation techniques used by the Fund to measure fair value during the year ended August 31, 2012 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Fund’s policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Assets categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

A summary of the inputs used at August 31, 2012 in valuing the Fund’s assets and liabilities is listed below (refer to the Schedule of Investments for more detailed information on Investment in Securities):

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 8/31/12
Investments in Securities – Assets
Common Stock:
Ireland	$1,468	—	—	$1,468
All Other	—	$101,055,497	—	101,055,497
Preferred Stock	—	564,236	—	564,236
Repurchase Agreements	—	1,052,000	—	1,052,000
Total Investments	$1,468	$102,671,733	—	$102,673,201

At August 31, 2012, securities valued at $1,843,939 were transferred from Level 1 to Level 2 due to the application of modeling tools provided by a third party vendor.

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income adjusted for the accretion of discount and amortization of premiums is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, and then are recorded as soon after the ex-dividend date that the Fund, using reasonable diligence, becomes aware of such dividends. Payments received from certain investments may be comprised of dividends and realized gains. These payments may initially be recorded as dividend income and may subsequently be reclassified as realized gains upon receipt of information from the issuer.

(d) Federal Income Taxes

The Fund intends to distribute all of its taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Fund’s management has determined that its evaluation has resulted in no material impact to the Fund’s financial statements at August 31, 2012. The Fund’s federal tax returns for the prior three years remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions

The Fund declares quarterly dividends and distributions from net investment income and gains from option premiums and the sale of portfolio securities. The Fund records dividends and distributions on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either

8.31.12 | AGIC International & Premium Strategy Fund Semi-Annual Report	17

AGIC International & Premium Strategy Fund Notes to Financial Statements

August 31, 2012 (unaudited)

1. Organization and Significant Accounting Policies (continued)

temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital. At August 31, 2012, it is anticipated that the Fund will have a return of capital at fiscal year end.

(f) Foreign Currency Translation

The Fund’s accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currencies are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Fund’s Statement of Operations.

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

(g) Repurchase Agreements

The Fund enters into transactions with its custodian bank or securities brokerage firms whereby it purchases securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair-value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Fund until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Fund require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

(h) Custody Credits on Cash Balances

The Fund benefits from an expense offset arrangement with its custodian bank, whereby uninvested cash balances may earn credits that reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income-producing securities, they would have generated income for the Fund. Cash overdraft charges, if any, are included in custodian and accounting agent fees.

2. Principal Risks

In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Fund is also exposed to other risks such as, but not limited to, foreign currency and credit risks.

To the extent the Fund directly invests in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.

The Fund is subject to elements of risk not typically associated with investments in the U.S., due to concentrated investments in foreign issuers located in a specific country or region. Such concentrations will subject the Fund to additional risks resulting from future political or economic conditions in such country or region and the possible

18	AGIC International & Premium Strategy Fund Semi-Annual Report | 8.31.12

AGIC International & Premium Strategy Fund Notes to Financial Statements

August 31, 2012 (unaudited)

2. Principal Risks (continued)

imposition of adverse governmental laws or currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities.

The Fund is exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss to the Fund could exceed the value of the financial assets recorded in the Fund’s financial statements. Financial assets, which potentially expose the Fund to counterparty risk, consist principally of cash due from counterparties and investments. The Fund’s Sub-Adviser seeks to minimize the Fund’s counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivatives and foreign exchange contracts entered into by the Fund and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements of the Fund.

The Fund is also a party to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements maintain provisions for initiation, income payments, events of default, and maintenance of collateral.

3. Financial Derivative Instruments

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges”, and those that do not qualify for such accounting. Although the Fund sometimes uses derivatives for hedging purposes, the Fund reflects derivatives at fair value and recognizes changes in fair value through the Fund’s Statement of Operations, and such derivatives do not qualify for hedge accounting treatment.

(a) Option Transactions

The Fund may write (sell) put and call options on securities and indices to earn premiums, for hedging purposes, risk management purposes or otherwise as part of its investment strategies.

When an option is written, the premium received is recorded as an asset with an equal liability that is subsequently marked to market to reflect the market value of the option written. These liabilities, if any, are reflected as options written in the Fund’s Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option written is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written is exercised, the premium reduces the cost basis of the security in writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Fund purchasing a security at a price different from its current market value. There were no option transactions during the six months ended August 31, 2012.

8.31.12 | AGIC International & Premium Strategy Fund Semi-Annual Report	19

AGIC International & Premium Strategy Fund Notes to Financial Statements

August 31, 2012 (unaudited)

4. Investment Manager/Sub-Adviser

The Fund has an Investment Management Agreement (the “Agreement”) with the Investment Manager. Subject to the supervision of the Fund’s Board of Trustees, the Investment Manager is responsible for managing, either directly or through others selected by it, the Fund’s investment activities, business affairs and administrative matters. Pursuant to the Agreement, the Investment Manager receives an annual fee, payable monthly, at an annual rate of 1.00% of the Fund’s average daily total managed assets. Total managed assets refer to the total assets of the Fund (including assets attributable to any borrowings that may be outstanding) minus accrued liabilities (other than liabilities representing borrowings). The Investment Manager has voluntarily agreed to waive a portion of its fee at an annual rate of 0.05% of the Fund’s average daily total managed assets for the period from July 1, 2012 through June 30, 2013.

The Investment Manager has retained the Sub-Adviser to manage the Fund’s investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Fund’s investment decisions. The Investment Manager, not the Fund, pays a portion of the fees it receives as Investment Manager to the Sub-Adviser in return for its services.

5. Investments in Securities

For the six months ended August 31, 2012, purchases and sales of investments, other than short-term securities were $163,637 and $5,684,420, respectively.

6. Income Tax Information

At August 31, 2012, the aggregate cost basis of portfolio securities for federal tax purposes was $196,147,309. Gross unrealized appreciation was $707,450; gross unrealized depreciation was $94,181,558; and net unrealized depreciation was $93,474,108. The difference, if any, between book and tax cost basis are attributable to wash sale loss deferrals.

7. Subsequent Events

On September 7, 2012, a dividend of $0.275 per share was declared to shareholders payable September 27, 2012 to shareholders of record on September 17, 2012.

American Stock Transfer & Trust Company, LLC (“AST”) became the transfer agent for the Fund, effective as of September 17, 2012 (the “Effective Date”). The amended Dividend Reinvestment Plan (the “Plan”) and AST’s role as transfer agent for Participants under the Plan commenced as of the Effective Date.

There were no other subsequent events that require recognition or disclosure. In preparing these financial statements, Fund’s management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

20	AGIC International & Premium Strategy Fund Semi-Annual Report | 8.31.12

AGIC International & Premium Strategy Fund Financial Highlights

For a share outstanding throughout each period:

	Six Months ended		Year ended,
	August 31, 2012 (unaudited)		February 29, 2012	February 28, 2011		February 28, 2010		February 28, 2009		February 29, 2008
Net asset value, beginning of period	$11.74		$14.64	$14.26		$11.23		$21.75		$28.52
Investment Operations:
Net investment income	0.25		0.38	0.26		0.31		0.48		0.49
Net realized and change in unrealized gain (loss) on investments, call options written and foreign currency transactions	(0.89)		(1.68)	1.84		4.56		(8.93)		(1.48)
Total from investment operations	(0.64)		(1.30)	2.10		4.87		(8.45)		(0.99)
Dividends and Distributions to Shareholders from:
Net investment income	(0.80)		(0.38)	(0.36)		(0.31)		(0.46)		(0.48)
Net realized gains	–		(0.06)	(0.11)		(0.62)		(1.61)		(5.29)
Return of capital	–		(1.16)	(1.25)		(0.91)		—		(0.01)
Total dividends and distributions to shareholders	(0.80)		(1.60)	(1.72)		(1.84)		(2.07)		(5.78)
Net asset value, end of period	$10.30		$11.74	$14.64		$14.26		$11.23		$21.75
Market price, end of period	$10.77		$11.14	$14.61		$14.89		$9.48		$20.81
Total Investment Return (1)	4.26%		(12.75)%	10.91%		80.96%		(48.14)%		(14.25)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$102,934		$117,137	$145,633		$140,359		$109,823		$212,627
Ratio of expenses to average net assets	1.34	%(3)(4)	1.32%	1.27	%(2)	1.32	%(2)	1.32	%(2)	1.25	%(2)
Ratio of net investment income to average net assets	4.66	%(3)(4)	3.07%	1.84%		2.11%		2.70%		1.78%
Portfolio turnover rate	0	%(5)	17%	47%		36%		152%		179%

(1)

Total investment return is calculated assuming a purchase of a share at the market price on the first day and a sale of a share at the market price on the last day of each period reported. Income dividends, capital gains and return of capital distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares. Total investment return for a period of less than one period is not annualized.

(2)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank (See Note 1(h) in Notes to Financial Statements).
(3)	Annualized.
(4)	During the period indicated above, the Investment Manager waived a portion of its fee. The effect of such waiver was 0.02%.
(5)	Portfolio turnover rate is less than 0.5%

AGIC International & Premium Strategy Fund
See accompanying Notes to Financial Statements. | 8.31.12 | Semi-Annual Report	21

AGIC International & Premium Strategy Fund
Annual Shareholder Meeting Results/Proxy Voting Policies & Procedures (unaudited)

Annual Shareholder Meeting Results:

The Fund held its annual meeting of shareholders on July 19, 2012. Shareholders voted as indicated below:

	Affirmative	Withheld Authority
Re-election of Hans W. Kertess – Class I to serve until the Annual Meeting for the 2014-2015 fiscal year.	6,558,242	283,513
Re-election of William B. Ogden, IV – Class I to serve until the Annual Meeting for the 2014-2015 fiscal year.	6,562,128	279,627

The other members of the Board of Trustees at the time of the meeting, namely Ms. Deborah A. DeCotis and Messrs. Bradford K. Gallagher, James A. Jacobson, John C. Maney† and Alan Rappaport, continued to serve as Trustees.

†  Interested Trustee

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Fund has adopted to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Fund’s shareholder servicing agent at (800) 254-5197; (ii) on the Fund’s website at www.allianzinvestors.com/closedendfunds; and (iii) on the Securities and Exchange Commission website at www.sec.gov.

22	AGIC International & Premium Strategy Fund Semi-Annual Report | 8.31.12

AGIC International & Premium Strategy Fund
Matters Relating to the Trustees’ Consideration of the Investment Management &
Portfolio Management Agreements (unaudited)

The Investment Company Act of 1940, as amended, requires that both the full Board of Trustees (the “Trustees”) and a majority of the non-interested Trustees (the “Independent Trustees”), voting separately, approve the Fund’s Management Agreement with the Investment Manager (the “Advisory Agreement”) and Portfolio Management Agreement between the Investment Manager and the Sub-Adviser (the “Sub-Advisory Agreement”, and together with the Advisory Agreement, the “Agreements”). The Trustees met in person on June 26-27, 2012 (the “contract review meeting”) for the specific purpose of considering whether to approve the continuation of the Advisory Agreement and the Sub-Advisory Agreement. The Independent Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Fund management during the contract review meeting.

Based on their evaluation of factors that they deemed to be material, including those factors described below, the Trustees, including a majority of the Independent Trustees, concluded that the continuation of the Fund’s Advisory Agreement and the Sub-Advisory Agreement should be approved for a one-year period commencing July 1, 2012.

In connection with their deliberations regarding the continuation of the Agreements, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, quality, and extent of the various investment management, administrative and other services performed by the Investment Manager or the Sub-Adviser under the applicable Agreement.

In connection with their contract review meetings, the Trustees received and relied upon materials provided by the Investment Manager which included, among other items: (i) information provided by Lipper Inc. (“Lipper”) on the total return investment performance (based on net assets) of the Fund for various time periods, the investment performance of a group of funds with substantially similar investment classifications/objectives as the Fund identified by Lipper and the performance of an applicable benchmark index, (ii) information provided by Lipper on the Fund’s management fees and other expenses and the management fees and other expenses of comparable funds identified by Lipper, (iii) information regarding the investment performance and management fees of any comparable portfolios of other clients of the Sub-Adviser, including institutional separate accounts and other clients, (iv) the estimated profitability to the Investment Manager from its relationship with the Fund for the one-year period ended December 31, 2011, (v) descriptions of various functions performed by the Investment Manager and the Sub-Adviser for the Fund, such as portfolio management, compliance monitoring and portfolio trading practices, and (vi) information regarding the overall organization of the Investment Manager and the Sub-Adviser, including information regarding senior management, portfolio managers and other personnel providing investment management, administrative and other services to the Fund.

The Trustees’ conclusions as to the continuation of the Agreements were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors.

As part of their review, the Trustees examined the Investment Manager’s and the Sub-Adviser’s abilities to provide high quality investment management and other services to the Fund. The Trustees considered the investment philosophy and research and decision-making processes of the Sub-Adviser; the experience of key advisory personnel of the Sub-Adviser responsible for portfolio management of the Fund; the ability of the Investment Manager and the Sub-Adviser to attract and retain capable personnel; the capability and integrity of the senior management and staff of the Investment Manager and the Sub-Adviser; and the level of skill required to manage the Fund. In addition, the Trustees reviewed the quality of the Investment Manager’s and the Sub-Adviser’s services with respect to regulatory compliance and compliance with the investment policies of the Fund; the nature and quality of certain administrative services the Investment Manager is responsible for providing to the Fund; and conditions that might affect the Investment Manager’s or the Sub-Adviser’s ability to provide high quality services to the Fund in the future under the Agreements, including each organization’s respective business reputation, financial condition and operational stability. Based on the foregoing, the Trustees concluded that the Sub-Adviser’s investment process, research capabilities and philosophy were well

8.31.12 | AGIC International & Premium Strategy Fund Semi-Annual Report	23

AGIC International & Premium Strategy Fund
Matters Relating to the Trustees’ Consideration of the Investment Management &
Portfolio Management Agreements (unaudited) (continued)

suited to the Fund given its investment objective and policies, and that the Investment Manager and the Sub-Adviser would be able to continue to meet any reasonably foreseeable obligations under the Agreements.

Based on information provided by Lipper, the Trustees also reviewed the Fund’s total return investment performance as well as the performance of comparable funds identified by Lipper. In the course of their deliberations, the Trustees took into account information provided by the Investment Manager in connection with the contract review meeting, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance.

In assessing the reasonableness of the Fund’s fees under the Agreements, the Trustees considered, among other information, the Fund’s management fee and its total expense ratio as a percentage of average net assets attributable to common shares and the management fee and total expense ratios of comparable funds identified by Lipper.

The Trustees specifically took note of how the Fund compared to its Lipper peers as to performance, management fee expense and total net expenses. The Trustees noted that while the Fund is not charged a separate administration fee, it was not clear whether certain of the peer funds in the Lipper categories were separately charged such a fee by their investment managers, so that the total expense ratio (rather than any individual expense component) represented the most relevant comparison. It was noted that the total expense ratio reflects the effect of expense waivers/reimbursements (although none existed for the Fund during the reported period) and does not reflect interest expense.

The Trustees noted that the expense group for the Fund provided by Lipper consisted of a total of nine closed-end funds, including the Fund. The Trustees noted that only non-leveraged closed-end funds were considered for inclusion in the group. The Trustees also noted that average net assets of the common shares of the funds in the peer group ranged from $77.6 million to $1,388 million, and that six of the funds are larger in asset size than the Fund. The Trustees noted that the Fund was ranked eighth of nine funds in the expense peer group for total expense ratio based on common share assets and fifth out of nine funds in the expense peer group in actual management fees (with funds ranked first having the lowest fees/expenses and ranked ninth having the highest fees/expenses in the peer group).

With respect to Fund performance (based on net asset value), the Trustees noted that the Fund had fifth quintile performance for the one-year period, three-year period and five-year period ended February 29, 2012. Finally, the Trustees considered the Investment Manager’s voluntary fee waiver of 0.05% of the Fund’s average daily total managed assets effective for the twelve month period commencing July 1, 2012.

In addition to their review of Fund performance based on net asset value, the Trustees also considered the market value performance of the Fund’s common shares and related share price premium and/or discount information based on the materials provided by Lipper and management.

The Trustees also considered the management fees charged by the Sub-Adviser to other clients, including institutional separate accounts with investment strategies similar to those of the Fund. Regarding the institutional separate accounts, they noted that the management fees paid by the Fund are generally higher than the fees paid by these clients of the Sub-Adviser, but noted management’s view that the administrative burden for the Investment Manager and the Sub-Adviser with respect to the Fund is also relatively higher, due in part to the more extensive regulatory regime to which the Fund is subject in comparison to institutional separate accounts. The Trustees noted that the management fees paid by the Fund is generally higher than the fees paid by the open-end funds offered for comparison but were advised that there are additional portfolio management challenges in managing the Fund, such as efforts to meet a regular dividend level.

Based on a profitability analysis provided by the Investment Manager, the Trustees also considered the estimated profitability of the Investment Manager from its relationship with the Fund and determined that such profitability did not appear to be excessive.

24	AGIC International & Premium Strategy Fund Semi-Annual Report | 8.31.12

AGIC International & Premium Strategy Fund
Matters Relating to the Trustees’ Consideration of the Investment Management &
Portfolio Management Agreements (unaudited) (continued)

The Trustees also took into account that, as a closed-end investment company, the Fund does not currently intend to raise additional assets, so the assets of the Fund will grow (if at all) only through the investment performance of the Fund. Therefore, the Trustees did not consider potential economies of scale as a principal factor in assessing the fee rates payable under the Agreements.

Additionally, the Trustees considered so-called “fall-out benefits” to the Investment Manager and the Sub-Adviser, such as reputational value derived from serving as Investment Manager and Sub-Adviser to the Fund.

After reviewing these and other factors described herein, the Trustees concluded with respect to the Fund, within the context of their overall conclusions regarding the Agreements and based on the information provided and related representations made by management, that the fees payable under the Agreements represent reasonable compensation in light of the nature and quality of the services being provided by the Investment Manager and Sub-Adviser to the Fund.

8.31.12 | AGIC International & Premium Strategy Fund Semi-Annual Report	25

Trustees	Fund Officers
Hans W. Kertess	Brian S. Shlissel
Chairman of the Board of Trustees	President & Chief Executive Officer
Deborah A. DeCotis	Lawrence G. Altadonna
Bradford K. Gallagher	Treasurer, Principal Financial & Accounting Officer
James A. Jacobson	Thomas J. Fuccillo
John C. Maney	Vice President, Secretary & Chief Legal Officer
William B. Ogden, IV	Scott Whisten
Alan Rappaport	Assistant Treasurer
Richard J. Cochran
Assistant Treasurer
Orhan Dzemaili
Assistant Treasurer
Youse E. Guia
Chief Compliance Officer
Lagan Srivastava
Assistant Secretary

Investment Manager

Allianz Global Investors Fund Management LLC
1633 Broadway
New York, NY 10019

Sub-Adviser

Allianz Global Investors Capital LLC
600 West Broadway, 30th Floor
San Diego, CA 92101

Custodian & Accounting Agent

State Street Bank & Trust Co.
225 Franklin Street
Boston, MA 02110

Transfer Agent, Dividend Paying Agent and Registrar

American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Legal Counsel

Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of AGIC International & Premium Strategy Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

The financial information included herein is taken from the records of the Fund without examination by an independent registered public accounting firm, who did not express an opinion herein.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase its shares in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of its fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Fund’s website at www.allianzinvestors.com/closedendfunds.

Information on the Fund is available at www.allianzinvestors.com/closedendfunds or by calling the Fund’s shareholder servicing agent at (800) 254-5197.

Receive this report electronically and eliminate paper mailings.

To enroll, go to www.allianzinvestors.com/edelivery.

AGI-2012-08-28-4535

AZ604SA_083112

ITEM 2.                 CODE OF ETHICS

Not required in this filing.

ITEM 3.                 AUDIT COMMITTEE FINANCIAL EXPERT

Not required in this filing.

ITEM 4.                 PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not required in this filing.

ITEM 5.                 AUDIT COMMITTEE OF LISTED REGISTRANT

Not required in this filing.

ITEM 6.                 SCHEDULE OF INVESTMENTS

(a)              The registrant’s Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b)              Not applicable.

ITEM 7.            DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not required in this filing.

ITEM 8.                 PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not required in this filing.

ITEM 9.             PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES.

None.

ITEM 10.          SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11.          CONTROLS AND PROCEDURES

(a)         The registrant’s President & Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)         There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.          EXHIBITS

(a) (1) Not required in this filing.

(a) (2) Exhibit 99.302 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a) (3) Not applicable

(b) Exhibit 99.906 Cert. — Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	AGIC International & Premium Strategy Fund

By:	/s/ Brian S. Shlissel
President & Chief Executive Officer

Date:	November 5, 2012

By:	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date:	November 5, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
President & Chief Executive Officer

Date:	November 5, 2012

By:	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date:	November 5, 2012